Exhibit 10.11

FORM OF

AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of the [●] day of January, 2022, is made and entered into by and among Abri SPAC I, Inc., a Delaware corporation (the “Company”), the undersigned party listed under Investor on the signature page hereto (the “Investor”) and Chardan Capital Markets, LLC, as the underwriter (the “Underwriter”) in connection with this Agreement.

WHEREAS, reference is made to that certain Registration Rights Agreement, dated August 9, 2021, by and among the Company, the Investor and Chardan Capital Markets, LLC as representative of the underwriter in connection with the IPO (as defined below) of the securities of the Company (the “Original Registration Rights Agreement”), pursuant to which the Company granted the Investor and the Underwriter certain registration rights with respect to certain securities of the Company, as set forth therein;

WHEREAS, pursuant to Section 6.7 of the Original Registration Rights Agreement, the provisions, covenants and conditions set forth therein may be amended or modified upon the written consent of the Company and the holders of at least a majority-in-interest of the “Registrable Securities” (as defined in the Original Registration Rights Agreement);

WHEREAS, the Company, Abri Merger Sub, Inc., a Delaware corporation (“Merger Sub”), Apifiny Group Inc. (“Apifiny”) and Securityholder Representative (as defined below) have entered into that certain Merger Agreement (as may be amended from time to time, the “Merger Agreement”), dated as of January 27, 2022, pursuant to which, on the Effective Date (as defined below), the Company, Merger Sub and Apifiny effected a merger of Merger Sub with and into Apifiny (the “Apifiny Merger”), upon which (a) Merger Sub ceased to exist, (b) Apifiny became a wholly owned subsidiary of the Company and (c) the outstanding shares of Apifiny Common Stock (as defined below) converted into the right to receive such number of shares of Common Stock (as defined below) as more fully described in the Merger Agreement. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Merger Agreement.

WHEREAS, the Investor, the Company and the Underwriter desire to amend and restate the Original Registration Rights Agreement in its entirety and enter into this Agreement in connection with the closing of the transactions contemplated by the Merger Agreement and to amend and restate the Original Registration Rights Agreement to provide the Investor, the Underwriter and holders of the Lock-up Shares (as defined below), with certain rights relating to the registration of certain securities of the Company, as set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. The following capitalized terms used herein have the following meanings:

“Agreement” means this Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

“Apifiny” is defined in the preamble to this Agreement.

“Apifiny Common Stock” means Apifiny’s (i) Class A common stock, par value $0.0001 per share and (ii) Class F common stock, par value $0.0001 per share.

“Apifiny Securityholders” shall have the meaning ascribed to such term in the Merger Agreement.

“Assurance Escrow Agreement“ means the Assurance Escrow Agreement, dated January [   ], 2022, by and among Apifiny, certain Apifiny Securityholders, the Investor and the Escrow Agent

“Assurance Escrow Shares” means up to 6,650,000 shares of Apifiny Common Stock deposited in escrow pursuant to the Assurance Escrow Agreement, in connection with the closing of the transactions contemplated by the Merger Agreement, which shares of Apifiny Common Stock are convertible into the right to receive such number of shares of Common Stock as more fully described in the Merger Agreement.

“Apifiny Merger” is defined in the preamble to this Agreement.

“Business Day” means a day other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

“Commission” means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act or the Exchange Act.

“Common Stock” means the common stock, par value $0.0001 per share, of the Company.

“Company” is defined in the preamble to this Agreement.

“Demand Registration” is defined in Section 2.1.1.

“Demanding Holder” is defined in Section 2.1.1.

“Earnout Escrow Agreement” means the Earnout Escrow Agreement, dated January [ ], 2022, by and between the Company, the Securityholder Representative, the Investor, and the Escrow Agent

“Earnout Escrow Shares” means up to 1,050,000 shares of Common Stock held in escrow for the benefit of the Investor pursuant to the Earnout Escrow Agreement, in connection with the Earnout Agreement, dated [ ], 2022, by and between the Company and the Investor.

“Effective Date” means the closing date of the Apifiny Merger.

“Escrow Agent” means the Continental Stock Transfer & Trust Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Form S-3” is defined in Section 2.3.

“Indemnified Party” is defined in Section 4.3.

“Indemnifying Party” is defined in Section 4.3.

“Initial Shares” means the 1,433,480 shares of Common Stock issued to the Investor prior to the consummation of the Company’s IPO.

“Initial Shares Escrow Agreement” the Stock Escrow Agreement dated as of August 9, 2021 by and among the Company, the Investor and the Escrow Agent.

“Investor” is defined in the preamble to this Agreement.

“Investor Indemnified Party” is defined in Section 4.1.

“Investor Lock-up Agreement” means the lock-up agreement, by and between the Company and the Investor, dated [   ], 2022, restricting the sale, transfer or other disposition of Common Stock held or received by the Investor for a period of six (6) months after the Effective Date.

“IPO” means the initial public offering of Company’s securities pursuant to a prospectus dated August 9, 2021.

“Lock-up Period” means the date that is twelve (12) months after the Effective Date.

“Lock-up Shares” is defined in the Company Lock-up Agreement.

“Maximum Number of Shares” is defined in Section 2.1.4.

“Merger Agreement” is defined in the preamble to this Agreement.

“Merger Sub” is defined in the preamble to this Agreement.

“Notices” is defined in Section 6.3.

“Original Registration Rights Agreement” is defined in the preamble to this Agreement.

“Person” means a company, corporation, association, partnership, limited liability company, organization, joint venture, trust or other legal entity, an individual, a government or political subdivision thereof or a governmental agency.

“Piggy-Back Registration” is defined in Section 2.2.1.

“Private Units” means the 294,598 Units the Investor privately purchased simultaneously with the consummation of the Company’s IPO.

“Pro Rata” is defined in Section 2.1.4.

“Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registrable Securities” means (i) the Initial Shares, (ii) the Private Units (and underlying shares of Common Stock, including the shares of Common Stock issued or issuable upon the exercise of any Warrants), (iii) the Common Stock received by Investor from the conversion of any Assurance Escrow Shares, if released from escrow, in connection with the Apifiny Merger, if any, (iv) the Earnout Escrow Shares if released from escrow, if any, (v) the Units included in the Unit Purchase Option (and underlying shares of Common Stock, including the shares of Common Stock issued or issuable upon the exercise of any Warrants), if any, (vi) the Lock-up Shares held by Company affiliates after the Lock-up Period, and (vii) any securities issuable upon conversion of loans from Investor to the Company, if any (the “Loan Securities”). Registrable Securities include any warrants, shares of capital stock or other securities of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of such (i) Initial Shares, (ii) Private Units (and underlying shares of Common Stock including the shares of Common Stock issued or issuable upon the exercise of any Warrants), (iii) Common Stock received by Investor from the conversion of any Assurance Escrow Shares, if released from escrow, (iv) Earnout Escrow Shares, if released from escrow, (v) Units included in the Unit Purchase Option, (and underlying shares of Common Stock, including the shares of Common Stock issued or issuable upon the exercise of any Warrants), (vi) Lock-up Shares and (vii) Loan Securities. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding, or (d) the Registrable Securities are freely saleable under Rule 144 without volume limitations.

“Registration Statement” means a registration statement filed by the Company with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities (other than a registration statement on Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

“Release Date” means the date on which any shares of Common Stock are released from escrow under any of the Initial Shares Escrow Agreement, the Assurance Shares Escrow Agreement and/or the Earnout Shares Escrow Agreement, as applicable.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Securityholder Representative” shall have the meaning ascribed to such term in the Merger Agreement.

“Underwriter” means, solely for the purposes of this Agreement, Chardan Capital Markets, LLC as a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Offering” means a Registration in which securities of the Company are sold to the Underwriter in a firm commitment underwriting for distribution to the public.

“Unit or Units” means the units of the Company, each Unit comprised of one share of Common Stock and one redeemable Warrant to acquire one share of Common Stock at a price of $11.50 per share.

“Unit Purchase Option” means the Underwriter’s option to purchase up to 300,000 Units at $11.50 per Unit.

“Warrant(s)” means the warrants of the Company exercisable to acquire one share of Common Stock at a price of $11.50 per share.

2. REGISTRATION RIGHTS.

2.1. Demand Registration.

2.1.1	Demand Registration Rights. At any time and from time to time on or after (A) the Effective Date, the shares of Common Stock (including the shares of Common Stock issued or issuable upon the exercise of any Warrants, or upon the conversion of any Assurance Escrow Shares), the Private Units (including the underlying shares of Common Stock and the shares of Common Stock issued or issuable upon the exercise of any Warrants), the Units included in the Unit Purchase Option (and underlying shares of Common Stock, including the shares of Common Stock issued or issuable upon the exercise of any Warrants), if any, and Loan Securities; (B) the lapse of the Lock-up Period of the Lock-up Shares; or (C) three months prior to the earlier of (i) the initial Release Date with respect to all other Registrable Securities, (ii) with respect to the Investor, the date on which the restrictions on transfer will lapse under the Investor Lock-up Agreement entered into in connection with the Merger Agreement with respect to all of the Registrable Securities held by the Investor, but prior to the five-year anniversary of Effective Date, the holders of (y) a majority-in-interest of the Registrable Securities held by the Investor, on the one hand, or (z) a majority-in-interest of the Lock-up Shares held by Company affiliates, on the other hand, as the case may be, and/or their respective transferees, may make a written demand, on no more than two occasions in any twelve month period, for registration under the Securities Act on Form S-1 (except if the Company is then eligible to register the Registrable Securities on Form S-3, then such registration shall be on Form S-3) of all or part of their Registrable Securities, as the case may be (a “Demand Registration”). Any demand for a Demand Registration shall specify the number of shares of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. The Company will notify all holders of Registrable Securities of the demand, within five (5) days after the receipt by the Company of such Demand Registration, and each holder of Registrable Securities who wishes to include all or a portion of such holder’s Registrable Securities in the Demand Registration (each such holder including shares of Registrable Securities in such registration, a “Demanding Holder”) shall so notify the Company within fifteen (15) days after the receipt by the holder of the notice from the Company. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 2.1.4 and the provisos set forth in Section 3.1.1. Upon receipt of a Demand Registration (a) the Company agrees to file a Registration Statement with the Commission with respect to such Demand Registration not later than thirty (30) days after the receipt by the Company of such Demand Registration (the “Filing Deadline”) or (b) if a Registration Statement with respect to the Registerable Securities has been previously declared effective, the Company shall use its commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act until such time as there are no Registrable Securities outstanding. The Company agrees to pay the Investor a cash penalty of $25,000 per day (x) for each day beyond the Filing Deadline for which it has failed to file such Registration Statement with the Commission or (y) if a Registration Statement with respect to the Registerable Securities has previously been declared effective, for each day that such Registration Statement is not continuously effective under the Securities Act, until such time as there are no Registerable Securities outstanding. The Company shall not be obligated to effect more than an aggregate of two (2) Demand Registrations per calendar year under this Section 2.1.1 in respect of all Registrable Securities. Notwithstanding the foregoing, the Underwriter and its related persons may not have more than one Demand Registration at the Company’s expense.

2.1.2.	Effective Registration. A registration will not count as a Demand Registration until (A) the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective by the Commission and the Company has complied with all of its obligations under this Agreement with respect thereto, and (B) the Registration Statement has remained effective continuously until the earlier of (x) one (1) year after being declared effective, or (y) the date on which all of the Registrable Securities requested by the Demanding Holders to be registered in such Registration Statement have been sold; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders thereafter elect to continue the offering; provided, further, that the Company shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated.

2.1.3.	Underwritten Offering pursuant to Demand Registration. If a majority-in-interest of the Demanding Holders so elect and such holders so advise the Company as part of their written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering. In such event, the right of any holder to include its Registrable Securities in such registration shall be conditioned upon such holder’s participation in such underwriting and the inclusion of such holder’s Registrable Securities in the underwriting to the extent provided herein. All Demanding Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the Underwriter or underwriters selected for such Underwritten Offering by a majority-in-interest of the holders initiating the Demand Registration.

2.1.4.	Reduction of Underwritten Offering in Connection with Demand Registration. If the Underwriter or the managing underwriters in an Underwritten Offering effected pursuant to a Demand Registration in good faith advises the Company and the Demanding Holders in writing that the dollar amount or number of shares of Registrable Securities which the Demanding Holders desire to sell, taken together with all other shares of Common Stock or other securities which the Company desires to sell and the shares of Common Stock, if any, as to which a registration has been requested pursuant to separate written contractual piggy-back registration rights held by other stockholders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the “Maximum Number of Shares”), then the Company shall include in such registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders (pro rata in accordance with the number of shares that each such Demanding Holder has requested be included in such registration, regardless of the number of shares held by each such Demanding Holder (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; and (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other securities for the account of other persons that the Company is obligated to register pursuant to other written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Shares.

2.1.5.	Demand Registration Withdrawal. If a majority-in-interest of the Demanding Holders disapprove of the terms of any Underwritten Offering or are not entitled to include all of their Registrable Securities in any Underwritten Offering, such majority-in-interest of the Demanding Holders may elect to withdraw from such offering by giving written notice to the Company and the Underwriter or underwriters of their request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration. If the majority-in-interest of the Demanding Holders withdraws from a proposed Underwritten Offering relating to a Demand Registration, then such registration shall not count as a Demand Registration provided for in this Section 2.1.

2.2. Piggy-Back Registration.

2.2.1.	Piggy-Back Registration Rights. If at any time on or after the Effective Date, the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or for stockholders of the Company for their account (or by the Company and by stockholders of the Company including, without limitation, pursuant to Section 2.1), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, or (ii) for a dividend reinvestment plan, then the Company shall (x) give written notice of such proposed filing to the holders of Registrable Securities as soon as practicable but in no event less than ten (10) days before the anticipated filing date of such Registration Statement, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing underwriter or underwriters, if any, of the offering, and (y) offer to the holders of Registrable Securities in such notice the opportunity to register the sale of such number of shares of Registrable Securities as such holders may request in writing within five (5) days following receipt of such notice (a “Piggy-Back Registration”). The Company shall cause such Registrable Securities to be included in such registration and shall use its best efforts to cause the managing underwriter or underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Registrable Securities proposing to distribute their Registrable Securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration. Notwithstanding the provisions set forth in the immediately preceding sentences, the right to a Piggy-Back Registration set forth under this Section 2.2.1 with respect to the Registrable Securities shall terminate on the seventh anniversary of the Effective Date.

2.2.2.	Reduction of Underwritten Offering in Connection with Piggy-Back Registration. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an Underwritten Offering advises the Company and the holders of Registrable Securities participating in the Underwritten Offering in writing that the dollar amount or number of shares of Common Stock which the Company desires to sell in such Underwritten Offering, taken together with the shares of Common Stock, if any, as to which inclusion in such Underwritten Offering has been demanded pursuant to separate written contractual arrangements with persons other than the holders of Registrable Securities hereunder, the Registrable Securities as to which inclusion in such Underwritten Offering has been requested under this Section 2.2.1 above, and the shares of Common Stock, if any, as to which inclusion in such Underwritten Offering has been requested pursuant to the written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Number of Shares, then the Company shall include in any such registration:

a)	If the Underwritten Offering is undertaken for the Company’s account: (A) first, the shares of Common Stock or other equity securities that the Company desires to sell in such Underwritten Offering that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the shares of Common Stock or other securities, if any, comprised of Registrable Securities, as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights of such security holders, Pro Rata, that can be sold without exceeding the Maximum Number of Shares; and (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights with such persons and that can be sold without exceeding the Maximum Number of Shares;

b)	If the registration is a “demand” registration undertaken at the demand of persons other than either the holders of Registrable Securities, (A) first, the shares of Common Stock or other securities for the account of the demanding persons that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), collectively the shares of Common Stock or other securities comprised of Registrable Securities, Pro Rata, as to which registration has been requested pursuant to the terms hereof, that can be sold without exceeding the Maximum Number of Shares; and (D) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A), (B) and (C), the shares of Common Stock or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons, that can be sold without exceeding the Maximum Number of Shares.

2.2.3.	Piggy-Back Registration Withdrawal. Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company (whether on its own determination or as the result of a withdrawal by persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 3.3.

2.2.4.	Unlimited Piggy-back Registration Rights. For purposes of clarity, any Registration or Underwritten Offering effected pursuant to Section 2.2. hereof shall not be counted as a Demand Registration effected pursuant to Section 2.1 hereof.

2.3. Registrations on Form S-3.

The holders of Registrable Securities may at any time and from time to time, request in writing that the Company, pursuant to Rule 415 under the Securities Act (or any successor rule promulgated thereafter by the Commission), register the resale of any or all of such Registrable Securities on Form S-3 or any similar short-form registration which may be available at such time (“Form S-3”); provided, however, that (i) the Company shall not be obligated to effect such request through an Underwritten Offering and (ii) the Company shall not be obligated to effect more than two such requests. Upon receipt of such written request, the Company will promptly give written notice of the proposed registration to all other holders of Registrable Securities, and, as soon as practicable thereafter, effect the registration of all or such portion of such holder’s or holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities or other securities of the Company, if any, of any other holder or holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration pursuant to this Section 2.3: (i) if Form S-3 is not available for such offering; or (ii) if the holders of the Registrable Securities, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at any aggregate price to the public of less than $10,000,000. Registrations effected pursuant to this Section 2.3 shall not be counted as Demand Registrations effected pursuant to Section 2.1.

3. REGISTRATION PROCEDURES.

3.1 Filings; Information.

Whenever the Company is required to effect the registration of any Registrable Securities pursuant to Section 2, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request:

3.1.1.	Filing Registration Statement; Restriction on Registration Rights. The Company shall use its best efforts to, as expeditiously as possible after receipt of a request for a Demand Registration pursuant to Section 2.1, prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its best efforts to cause such Registration Statement to become effective and use its best efforts to keep it effective for the period required by Section 3.1.3; provided, however, that the Company shall have the right to defer any Demand Registration for up to ninety (90) days, and any Piggy-Back Registration for such period as may be applicable to deferment of any demand registration to which such Piggy-Back Registration relates, in each case if the Company shall furnish to the holders a certificate signed by Chief Executive Officer or Chairman of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its stockholders for such Registration Statement to be effected at such time; provided further, that the Company shall not have the right to exercise the right set forth in this provision more than once in any 365-day period in respect of a Demand Registration hereunder.

3.1.2.	Copies. The Company shall, prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the holders of Registrable Securities included in such registration, and such holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein except for such exhibits and documents available on the Commission’s Electronic Data Gathering, Analysis and Retrieval System), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as the holders of Registrable Securities included in such registration or legal counsel for any such holders may request in order to facilitate the disposition of the Registrable Securities owned by such holders.

3.1.3.	Amendments and Supplements. The Company shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have been withdrawn.

3.1.4.	Notification. After the filing of a Registration Statement, the Company shall promptly, and in no event more than two (2) Business Days after such filing, notify the holders of Registrable Securities included in such Registration Statement of such filing, and shall further notify such holders promptly and confirm such advice in writing in all events within two (2) Business Days of the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the holders of Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish to the holders of Registrable Securities included in such Registration Statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such holders and legal counsel with a reasonable opportunity to review such documents and comment thereon, and the Company shall not file any Registration Statement or prospectus or amendment or supplement thereto, including documents incorporated by reference, to which such holders or their legal counsel shall object.

3.1.5.	State Securities Laws Compliance. The Company shall use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or subject itself to taxation in any such jurisdiction.

3.1.6.	Agreements for Disposition. The Company shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of the Company in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the holders of Registrable Securities included in such registration statement. No holder of Registrable Securities included in such registration statement shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such holder’s organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such holder’s material agreements and organizational documents, and with respect to written information relating to such holder that such holder has furnished in writing expressly for inclusion in such Registration Statement.

3.1.7.	Cooperation. The principal executive officer of the Company, the principal financial officer of the Company, the principal accounting officer of the Company and all other officers and members of the management of the Company shall cooperate in all reasonable respects in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors.

3.1.8.	Records. The Company shall make available for inspection by the holders of Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any holder of Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any of them in connection with such Registration Statement.

3.1.9.	Opinions and Comfort Letters. Upon request, the Company shall furnish to each holder of Registrable Securities included in any Registration Statement a signed counterpart, addressed to such holder, of (i) any opinion of counsel to the Company delivered to any Underwriter and (ii) any comfort letter from the Company’s independent public accountants delivered to any Underwriter. In the event no legal opinion is delivered to any Underwriter, the Company shall furnish to each holder of Registrable Securities included in such Registration Statement, at any time that such holder elects to use a prospectus, an opinion of counsel to the Company to the effect that the Registration Statement containing such prospectus has been declared effective and that no stop order is in effect.

3.1.10.	Earnings Statement. The Company shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its stockholders, as soon as practicable, an earnings statement covering a period of twelve (12) months, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

3.1.11.	Listing. The Company shall use its best efforts to cause all Registrable Securities included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Company are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to the holders of a majority of the Registrable Securities included in such registration.

3.1.12.	Road Show. If the registration involves the registration of Registrable Securities involving gross proceeds in excess of $25,000,000, the Company shall use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any Underwritten Offering.

3.1.13.	Regulation M. The Company shall take no direct or indirect action prohibited by Regulation M under the Exchange Act; provided, that, to the extent that any prohibition is applicable to the Company, the Company will take all reasonable action to make any such prohibition inapplicable.

3.2. Obligation to Suspend Distribution.

Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1.4(iv), or, in the case of a resale registration, on Form S-1 or other applicable form pursuant to Section 2.1 hereof, or Form S-3 pursuant to Section 2.3 hereof, upon any suspension by the Company, pursuant to a written insider trading compliance program adopted by the Company’s Board of Directors, of the ability of all “insiders” covered by such program to transact in the Company’s securities because of the existence of material non-public information, each holder of Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder receives the supplemented or amended prospectus contemplated by Section 3.1.4(iv) or the restriction on the ability of “insiders” to transact in the Company’s securities is removed, as applicable, and, if so directed by the Company, each such holder will deliver to the Company all copies, other than permanent file copies then in such holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

3.3. Registration Expenses.

The Company shall bear all costs and expenses incurred in connection with any Demand Registration pursuant to Section 2.1 (as limited by Section 2.1.1), any Piggy-Back Registration pursuant to Section 2.2, and any registration on Form S-3 effected pursuant to Section 2.3, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1.11; (vi) Financial Industry Regulatory Authority fees; (vii) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 3.1.9); (viii) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration and (ix) the reasonable fees and expenses of one legal counsel selected by the holders of a majority-in-interest of the Registrable Securities included in such registration. The Company shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne by such holders. Additionally, in an Underwritten Offering, all selling stockholders and the Company shall bear the expenses of the Underwriter pro rata in proportion to the respective amount of shares each is selling in such offering.

3.4. Holder’s Information

The holders of Registrable Securities shall provide such information as may reasonably be requested by the Company, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2 and in connection with the Company’s obligation to comply with federal and applicable state securities laws.

The Company’s obligations to include the Registrable Securities in any Registration Statement under this Agreement are contingent upon each holder of Registrable Securities furnishing in writing to the Company such information regarding such holder, the securities of the Company held by holder and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the registration of the Registrable Securities, and such holder shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations.

4. INDEMNIFICATION AND CONTRIBUTION.

4.1. Indemnification by the Company.

The Company agrees to indemnify and hold harmless each Investor and each other holder of Registrable Securities, and each of their respective officers, employees, affiliates, directors, partners, members, attorneys and agents, and each person, if any, who controls an Investor and each other holder of Registrable Securities (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, an “Investor Indemnified Party”), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement (or allegedly untrue statement) of a material fact contained in (or incorporated by reference in) any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereof), or any amendment or supplement to such Registration Statement, or any filing under any state securities law required to be filed or furnished, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and the Company shall promptly reimburse the Investor Indemnified Party for any legal and any other expenses reasonably incurred by such Investor Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by such selling holder expressly for use therein. The Company also shall indemnify any Underwriter of the Registrable Securities, their officers, affiliates, directors, partners, members and agents and each person who controls such Underwriter on substantially the same basis as that of the indemnification provided above in this Section 4.1.

4.2. Indemnification by Holders of Registrable Securities.

Each selling holder of Registrable Securities will, in the event that any registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such selling holder, indemnify and hold harmless the Company, each of its directors and officers and each Underwriter (if any), and each other selling holder and each other person, if any, who controls another selling holder or such Underwriter within the meaning of the Securities Act, against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such selling holder expressly for use therein, and shall reimburse the Company, its directors and officers, each Underwriter (if any) and each other selling holder or controlling Person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. Each selling holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such selling holder.

4.3. Conduct of Indemnification Proceedings.

Promptly after receipt by any person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other person for indemnification hereunder, notify such other person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

4.4. Contribution.

4.4.1.	If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

4.4.2.	The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1.

4.4.3.	The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such selling holder from the sale of Registrable Securities which gave rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5. RULE 144.

5.1.	Rule 144. The Company covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

6. MISCELLANEOUS.

6.1. Other Registration Rights.

The Company represents and warrants that, except as disclosed in the Company’s registration statement on Form S-1 (File No. 333-257916) no person, other than the holders of the Registrable Securities hereunder, has any right to require the Company to register any shares of the Company’s capital stock for sale or to include the Company’s shares of capital stock in any registration filed by the Company for the sale of shares of capital stock for its own account or for the account of any other person.

6.2. Assignment;

No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part without the consent of the holders of a majority of Registrable Securities. This Agreement and the rights, duties and obligations of the holders of Registrable Securities hereunder may be freely assigned or delegated by such holder of Registrable Securities in conjunction with and to the extent of any transfer of Registrable Securities by any such holder. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties, to the permitted assigns of the Investor or holder of Registrable Securities or of any assignee of the Investor or holder of Registrable Securities. This Agreement is not intended to confer any rights or benefits on any persons that are not party hereto other than as expressly set forth in Article 4 and this Section 6.2.

6.3. Notices.

All notices, demands, requests, consents, approvals or other communications (collectively, “Notices”) required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, or electronic transmission addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted electronically by email; provided, that if such service or transmission is not on a Business Day or is after normal business hours, then such notice shall be deemed given on the next Business Day. Notice otherwise sent as provided herein shall be deemed given on the next Business Day following timely delivery of such notice to a reputable air courier service with an order for next-day delivery. The parties hereto consent to the delivery of notices or other communications by electronic transmission at the e-mail address set forth below the respective party’s name in Section 6.3 hereto. To the extent that any notice given by means of electronic transmission is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected e-mail address has been provided, and such attempted electronic notice shall be ineffective and deemed to not have been given. Each party agrees to promptly notify the other parties of any change in its e-mail address, and that failure to do so shall not affect the foregoing. The parties may change the persons and addresses to which the notices or other communications are to be sent by giving written notice to any such change in the manner provided herein for giving notice.

To the Company:

Abri SPAC I, Inc.

9663 Santa Monica Blvd., No. 1091

Beverly Hills, CA 90210

Attn: Jeffrey Tirman, Chief Executive Officer

Email: [●]

with a copy to:

Loeb & Loeb LLP

345 Park Avenue

New York, NY 10154

Attn: Alex Weniger-Araujo, Esq.

Email: [●]

To the Investor: to the address set forth below such Investor’s name on Exhibit A hereto.

To the Underwriter:

Chardan Capital Markets, LLC

17 State Street, Suite 2100

New York, New York 10004

Attn: George Kaufman

Email: __________________

with copy to:

[    ]

Email: [    ]

6.4. Severability.

This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

6.5. Counterparts.

This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. This Agreement shall be effective when it has been executed by parties. The words “execution,” “signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including “pdf,” “tif” or “jpg”) and other electronic signatures (including DocuSign and AdobeSign). The use of electronic signatures and electronic records (including any contract or other record created, generated, sent, communicated, received or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. This Agreement may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same was a fully executed and delivered original manual counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission, electronic mail or E-Fax, or otherwise to or from an electronic system or other equivalent service shall be as effective as delivery of a manually executed counterpart hereof.

6.6. Entire Agreement.

This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written.

6.7. Modifications and Amendments.

No amendment, modification or termination of this Agreement shall be binding upon the Company unless executed in writing by the Company. No amendment, modification or termination of this Agreement shall be binding upon the holders of the Registrable Securities unless executed in writing by the holders of the majority Registrable Securities.

6.8. Titles and Headings.

Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

6.9. Waivers and Extensions.

Any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

6.10. Remedies Cumulative.

In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, any Investor or any other holder of Registrable Securities may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

6.11. Governing Law.

This Agreement shall be governed by, interpreted under, and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed within the State of New York, without giving effect to any choice-of-law provisions thereof that would compel the application of the substantive laws of any other jurisdiction.

6.12. Consent to Jurisdiction.

The parties hereto agree to submit any matter or dispute resulting from, or arising out of, the execution, performance, interpretation, breach or termination of this Agreement to the non-exclusive jurisdiction of federal or state courts within the State of New York. Each of the parties agrees that service of any process, summons, notice or document in the manner set forth in Section 6.3 hereof or in such other manner as may be permitted by applicable law, shall be effective service of process for any proceeding in the State of New York with respect to any matters to which it has submitted to jurisdiction in this Section 6.12. Each of the parties hereto irrevocably and unconditionally agrees that it is subject to, and hereby submits to, the personal jurisdiction of the courts located in the State of New York for any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereunder and waives any objection to the laying of venue in the United States District Court for the Southern District of New York, or the New York state courts if the federal jurisdictional standards are not satisfied, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

6.13. Waiver of Trial by Jury.

Each party hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Agreement, the transactions contemplated hereby, or the actions of the Investor in the negotiation, administration, performance or enforcement hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

COMPANY:

ABRI SPAC I, INC.

By:
Name:	Jeffrey Tirman
Title:	Chief Executive Officer

INVESTOR:

ABRI VENTURES I, LLC

By:
Name:	Jeffrey Tirman
Title:	Authorized Member

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

UNDERWRITER:

CHARDAN CAPITAL MARKETS, LLC

By:
Name:	George Kaufman
Title:	Managing Partner

Exhibit A

Name and Address of Investor

To the Investor:

●	Abri Ventures I, LLC

c/o Abri SPAC I, Inc.

9663 Santa Monica Blvd., No. 1091

Beverly Hills, CA 90210

Attn: Jeffrey Tirman, Authorized Member

Email: jtirman@abriadv.com

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